Exhibit 10.30

AMENDMENT NO. 2 TO SECURITY AGREEMENT

AMENDMENT NO. 2, dated as of December 4, 2013 (this “Amendment”), to the Security Agreement, dated as of September 1, 2009, by and among Virtus Investment Partners, Inc., a Delaware corporation (“Virtus”), each of the subsidiaries of Virtus listed on Schedule I to the Security Agreement or which became a party thereto thereafter (collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors and Virtus are referred to collectively herein as the “Grantors”), and The Bank of New York Mellon, as administrative agent (the “Administrative Agent”) under the Credit Agreement referred to below, as amended by Amendment No. 1, dated as of September 10, 2012 (as further amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

RECITALS

I. Reference is made to the Amended and Restated Credit Agreement, dated as of September 10, 2012, among Virtus, the Lenders party thereto, PNC Bank, National Association, as syndication agent, and The Bank of New York Mellon, as administrative agent, swingline lender, and issuing bank, as amended by Amendment No. 1, dated as of July 2, 2013 and Amendment No. 2, dated as of September 18, 2013 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

II. The Loan Parties (as defined in the Credit Agreement), the Administrative Agent and the Required Lenders (as defined in the Credit Agreement) are entering into Amendment No. 3, dated as of the date hereof, to the Credit Agreement (the “Amendment”).

III. The Grantors have requested that the Security Agreement be amended as set forth herein, and the Administrative Agent is willing to do so subject to the terms and conditions hereinafter set forth.

IV. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Security Agreement or the Credit Agreement, as applicable.

Accordingly, in consideration of the recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions hereinafter set forth, the Administrative Agent and each Grantor hereby agree as follows:

1. Clause (iv) of Section 3.4(a) is hereby amended and restated in its entirety to read as follows:

(iv) Except as set forth on Schedule 3.4(a)(iv), other than the Pledged Equity Interests that constitute General Intangibles, there is no Investment Related Property other than that (x) represented by certificated securities or Instruments in the possession of the Administrative Agent, (y) held in a Securities Account that is a Blocked Account, and (z) investments made by the Borrower or any Subsidiary Guarantor pursuant to Section 7.4(i)(v) of the Credit Agreement (each a “Permitted Seed Capital Investment”) and held by a

Virtus Investment Partners, Inc. – Amendment No. 2 to Security Agreement

Securities Intermediary of the Borrower or such Subsidiary Guarantor, as the case may be, in a Securities Account over which the Security Interest is otherwise perfected and constitutes a first prior Lien subject to any Permitted Encumbrance referred to in paragraph (h) of such defined term.

2. Clause (ii) of Section 3.4(d) is hereby amended and restated in its entirety to read as follows:

(ii) Each Grantor agrees that it will not establish or maintain, or permit any other Grantor to establish or maintain, any Securities Account or commodities account that is not (x) a Blocked Account, or (y) a Securities Account which contains only Permitted Seed Capital Investments.

3. Notwithstanding anything contained herein to the contrary, paragraphs 1 and 2 of this Amendment shall not become effective until the Amendment Effective Date (as defined in the Amendment).

4. Virtus and each other Grantor hereby reaffirms and admits the validity and enforceability of the Security Agreement and its obligations thereunder, and agrees and admits that as of the date hereof it has no defense to or offset against any such obligation.

5. This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of this Amendment by facsimile transmission or electronic copy (e.g. pdf file) shall be as effective as delivery of a manually executed counterpart of this Amendment. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

6. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws principles that would require the application of the laws of another jurisdiction.

7. Except as amended hereby, the Security Agreement shall in all other respects remain in full force and effect.

[Signature pages follow.]

Virtus Investment Partners, Inc. – Amendment No. 2 to Security Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Security Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

NEWFLEET ASSET MANAGEMENT LLC (f/k/a SCM ADVISORS LLC)

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Senior Vice President & Chief Financial Officer

VIRTUS INVESTMENT ADVISERS, INC.

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Executive Vice President & Chief Financial Officer

VIRTUS PARTNERS, INC.

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Executive Vice President, Chief Financial Officer

ZWEIG ADVISERS, LLC

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Executive Vice President & Chief Financial Officer

RAMPART INVESTMENT MANAGEMENT COMPANY, LLC

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Executive Vice President & Chief Financial Officer

Virtus Investment Partners, Inc. – Amendment No. 2 to Security Agreement

VIRTUS FUND SERVICES, LLC

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Executive Vice President and Treasurer

Virtus Investment Partners, Inc. – Amendment No. 2 to Credit Agreement

THE BANK OF NEW YORK MELLON, as Administrative Agent

By:	/s/ Richard G. Shaw
Name:	Richard G. Shaw
Title:	Vice President

Virtus Investment Partners, Inc. – Amendment No. 2 to Credit Agreement